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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549





                                       Form 8-K
                                    CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




                            Date of Report:  June 30, 1999




                                 GENERAL MILLS, INC.
                              (Exact Name of Registrant)


                                       Delaware
                               (State of Incorporation)




     No. 1-1185                                         No. 41-0274440
  (Commission File Number)                     (IRS Employer Identification No.)



         Number One General Mills Boulevard (Mail: P.O. Box 1113, Zip 55440)
                             Minneapolis, Minnesota 55426
                       (Address of principal executive office)


                      Registrant's Telephone No.: (612) 540-2311


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ITEM 7.  Financial Statements and Exhibits

     (c)  Exhibits.

     1. Distribution Agreement dated May 18, 1999 between General Mills, Inc. and Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Warburg Dillon Read LLC, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., J.P. Morgan Securities Inc..

     4.   Forms of Medium-Term Notes:

          a)   Medium-Term Floating Rate Note, Series F;

          b)   Medium-Term Fixed Rate Note, Series F; and

          c)   Indexed Medium-Term Note, Series F;

          d)   Medium-Term Fixed Rate Amortizing Note, Series F.



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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENERAL MILLS, INC.



                                             By:        /s/ Ivy S. Bernhardson
                                                 -----------------------------
                                                 Ivy S. Bernhardson
                                                 Vice President and Secretary


Dated:  June 30, 1999